August 8, 2003



Securities and Exchange Commission
450 5 Street, N. W.
Washington, DC  20549

RE:  Midland National Life Separate Account A File Number 333-14081

Commissioners:

We are submitting the enclosed prospectus supplement for filing under Rule 497.

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland Asbill and Brennan L L P at 202-383-0126.

Sincerely,




/s/
Terri Silvius
Compliance Manager

                       PREMIER VARIABLE UNIVERSAL LIFE 1.1
                       VARIABLE EXECUTIVE UNIVERSAL LIFE 2
               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account A

                         Supplement dated August 8, 2003
                         to Prospectus Dated May 1, 2003


This supplement for the Premier Variable Universal Life 1.1 and the Variable Executive Universal Life 2 alters the prospectuses in the following manner:

In March of this year, Van Eck Global notified Midland National that the LEVCO Equity Value fund, managed by John A. Levin & Company, would be liquidated on September 1, 2003. Van Eck Global has recently notified Midland National that this liquidation will not occur. As a result, you are not required to transfer funds out of the LEVCO Equity Value fund and we will not automatically transfer your balance on September 1st as previously communicated.

The LEVCO Equity Value investment division is no longer available with Midland National's variable products so the fund will remain closed to new premiums and transfers.